OCTOBER 19, 2026
SUPPLEMENT TO
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED FEBRUARY 27, 2026, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
Effective after the close of business on October 16, 2026, The Hartford High Yield Fund was converted into Hartford High Yield ETF, a series of Hartford Funds Exchange-Traded Trust, pursuant to an Agreement and Plan of Reorganization and Liquidation. Accordingly, effective immediately, all references to The Hartford High Yield Fund in the above referenced Statutory Prospectus are deleted in their entirety.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7800
October 2026